UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

June 12, 2018
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

001-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
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Address of principal executive offices	Zip Code
Registrant's telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

Explanatory Note
On June 12, 2018, John Wiley & Sons, Inc., a New York Corporation (the "Company," "we," or "our") filed a Current Report on Form 8-K with the Securities and Exchange Commission ("SEC"), to report that the Company had issued a press release (the "Original Press Release") announcing financial results for the fourth quarter and fiscal year ended April 30, 2018. The June 12, 2018 filing included a copy of the Original Press Release as Exhibit 99.1 thereto.

This Amendment No. 1 is being filed to furnish a revised press release (the "Revised Press Release"), attached as Exhibit 99.1 hereto. During the preparation of our 2018 Annual Report on Form 10-K filed with the SEC on June 29, 2018, we revised the consolidated statement of cash flow for the fiscal year ended April 30, 2018 and, as a result, certain cash flow categories presented in the Original Press Release and in the financial tables that accompanied the Original Press Release have changed.

The following table summarizes the changes in the cash flow categories on the consolidated statement of cash flow for the year ended April 30, 2018 (in thousands).

	As Reported in the 2018 Annual Report on Form 10-K filed on June 29, 2018	As Reported in the Original Press Release	Change
Net Cash Provided by Operating Activities	$381,838	$373,775	$8,063

Net Cash Used in Investing Activities	(177,411)	(176,562)	(849)

Net Cash Used in Financing Activities	(96,831)	(89,617)	(7,214)

Effects of Exchange Rate Changes on Cash	3,661	3,661	-

Cash and Cash Equivalents Increase for year	$111,257	$111,257	$-

Item 2.02  Results of Operations and Financial Condition.

A copy of the Revised Press Release, reflecting the changes described in the Explanatory Note above, is attached as Exhibit 99.1 of this Form 8-K/A and incorporated by reference herein. We are publishing the Revised Press Release on our website located at www.wiley.com.

The information in this report, including the exhibits hereto, (x) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (y) shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless we specifically state that the information or exhibits in this particular report are incorporated by reference). The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Revised Press Release dated June 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By:	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By:	/s/ John A. Kritzmacher
John A. Kritzmacher
Chief Financial Officer and
Executive Vice President, Operations

Dated: June 29, 2018